CONVEYANCE, TRANSFER AND ASSIGNMENT
                  OF CORPORATE STOCK SEPARATE FROM CERTIFICATE


     ASSIGNMENT made as of the ____ day of __________, 1996, between ________________, an individual (hereinafter called "Assignor"), and American International Consolidated Inc., a Delaware corporation (hereinafter called "Assignee").

                              W I T N E S S E T H:

     WHEREAS, Assignor owns One Thousand (1,000) shares of the $0.01 par value common stock of U.S. Storage, Inc., a Texas corporation ("U.S. Storage"), evidenced by Certificate No.__, constituting 25% of the outstanding shares of capital stock of such corporation; and

     WHEREAS, Assignor owns Two Hundred Fifty (250) shares of the $0.01 par value common stock of U.S. Storage Management Services, Inc., a Texas corporation ("U.S. Management"), evidenced by Certificate No.__, constituting 25% of the outstanding shares of capital stock of such corporation; and

     WHEREAS, Assignor has agreed to sell and transfer all of its shares of stock in U.S. Storage (the "U.S. Storage Shares") and all of its shares of stock in U.S. Management (the "U.S. Management Shares") to Assignee in consideration of the payment by Assignee of (8.33%) eight and one-third percent of all distributions Assignee receives from U.S. Storage and/or its successors and assigns;

     NOW,  THEREFORE,  THIS INDENTURE  WITNESSETH  THAT,

     Assignor has conveyed, granted, bargained, sold, transferred, set over, assigned, aliened, remised, released, delivered and confirmed and by this Assignment does hereby convey, grant, bargain, sell, transfer, set over, assign, alien, remise, release, deliver and confirm unto Assignee, the U.S. Storage Shares and the U.S. Management Shares. Assignee shall pay to Assignor (8.33%) eight and one-third percent of all distributions Assignee receives from U.S. Storage and/or its successors and assigns.

     IN WITNESS WHEREOF, each of Assignor and Assignee has executed this assignment to be effective as of the day and year first above written.


                                     ASSIGNOR:

                                     Signed:
                                             ----------------------------------

                                      Name:
                                            -----------------------------------

                                      ASSIGNEE:

                                      AMERICAN INTERNATIONAL CONSOLIDATED INC.


                                      By:
                                          -------------------------------------
                                                       Signature

                                      Name:
                                           ------------------------------------


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